SUPPLEMENT DATED MARCH 16, 2015
To the variable annuity prospectuses of:

Allianz VisionSM
Allianz VisionSM New York
Allianz ConnectionsSM
Allianz Alterity®
Allianz Rewards®
Allianz High Five®

ISSUED BY

Allianz Life Insurance Company of North America or Allianz Life Insurance Company of New York
and Allianz Life Variable Account B or Allianz Life of NY Variable Account C (collectively, “Allianz Life”)

This supplement updates certain information contained in the prospectus and should be attached to the prospectus and retained for future reference.

At a meeting held on December 10, 2014, the Board of Trustees of the Allianz Variable Insurance Products Fund of Funds Trust approved a name change and a change to the principal investment strategies, including the underlying funds, of the the AZL Growth Index Strategy Fund. The following changes will be effective on or about April 27, 2015.

Name to be effective on April 27, 2015	Previous Name
AZL® DFA Multi-Strategy Fund	AZL® Growth Index Strategy Fund

On April 27, 2015, all references to the AZL Growth Index Strategy Fund are deleted and replaced with AZL DFA Multi-Strategy Fund. As a result of the changes approved to the underlying funds, the Acquired Fund Fees and Expenses are expected to be higher, beginning on or about April 27, 2015.

From March 27, 2015 – May 27, 2015, transfers from the above referenced investment option to other investment options available within the contract will not be counted against any limits on the number of transfers that you may make without incurring a charge.

The primary investments, included in the Investment Options section of the prospectus, for the above mentioned Investment Option will be updated as follows:

The Investment Option will primarily invest in a combination of five underlying funds subadvised by Dimensional Fund Advisors LP, to achieve a range generally from 50% to 70% of assets in the underlying equity funds and 30% to 50% in the underlying fixed income fund.

PRO-004-0414